UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021 (October 26, 2021)

WE CONNECT TECH INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52879	39-2060052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

510 South 200 West, Suite 110
Salt Lake City, Utah 84101

(Address of principal executive offices)

801 386 6700

(Issuer's Telephone Number)

No. 45-2, Jalan USJ 21/10

Subang Jaya 47640

Selangor Darul Ehsan, Malaysia

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	WECT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 27, 2021, the Corporation, certain sellers of shares of our common stock, including our sole executive officer and director Shiong Han Wee (collectively, the “Sellers”), and Moto America, Inc.(the “Buyer”) entered into a Sale and Purchase Agreement dated September 24, 2021, pursuant to which the Buyer agreed to purchase from the Sellers an aggregate of 436,482,690 shares of common stock of the Company (the “Common Shares”) and 10,000,000 shares of Series A Preferred Convertible Stock (the “Preferred Shares”). The Preferred Stock were issued to Shiong Han Wee as payment in full of all amounts owed by the Company to Mr. Wee. The sale of the Common Shares and the Preferred Shares consummated on October 26, 2021. The Common Shares and Preferred Shares were purchased by using the working capital of the Buyer. As a result of the acquisition, the Buyer holds a controlling interest in the Company and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders. The securities were sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

In connection with the sale of such securities, all of the executive officers and directors of the Corporation resigned from their positions with the Corporation and the following individuals were appointed to serve in the capacities set forth next to their names as described below:

Name	Position
Vance Harrison	Chief Executive Officer, President and Director
Terina Liddiard	Chief Financial Officer, Secretary and Director
Taylor Brody	Chief Marketing Officer and Director

The resignations were not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices. All of the former executive officers and directors also forgave and waived all liabilities due to them from us in connection with such change in control.

None of the new directors or executive officers has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. The new officers and directors are officers and directors of the Buyer. All new directors and officers currently serve in their positions without compensation. The Company expects to enter into compensation arrangements with such directors and officers in the near future.

The following is additional information regarding our directors and executive officers.

Vance Harrison, age 47, has a back ground of 28 years in the Automotive business, Auto Finance and Powersports retailing business. From 2017 to current he has been a Dealer Principle of an Automobile Franchise in Salt Lake City, Utah. From 2009 to 2021 served as a Dealer Principle for BMW, Ducati and Triumph Franchises in Utah. From 2010 to current , he has served as the CEO of New Start Financial.

His career has spanned from fulfilling every position in a Dealership, including serving as a board member of many Dealer to manufacture appointed positions. From 2018 he has been the President of the BMW Motorrad Dealer forum. His broad ability to create a unique culture with an experience for his employees and customers, excelled his Dealerships to become top national performers, becoming very well respected and a go to in his industry. Mr. Harrison is passionate about the business side of the Powersports industry, with the unique ability to not lose sight on the why behind what makes a successful retailer in this every changing market place. His philosophy of a frictionless process with a disruptive technology driven change in the sales process will be the next evolution of the retail business, which Mr. Harrison is on the forefront of. Vance studied business at the University of Utah in 1993.

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Vance brings to the board his 27 years of experience in building auto dealerships and powersports dealerships, as well as an extensive retail marketing background.

Terina Liddiard, age 51, has been in the automotive accounting business for 21 years, worked for the 9th largest Automobile retailer in the country fulfilling many diverse accounting roles. Ms. Liddiard has been on our team for the past 2 years serving the automotive and powersports business. She oversees the day to day operations of all of our accounting departments. Terina received her Associates Degree in computerized accounting from Stevens-Henager College of Business in 1987.

Terina brings to the board extensive experience in retail dealership accounting and finance management.

Taylor Brody, age 32, has a background of 9 years in the Automotive & Powersports Industry and 13 years in Marketing. He is currently the Director of Marketing for three dealer groups and five dealerships. Taylor is also the Founder of Resgato Digital Agency, which provides digital marketing services and consulting to clients in a variety of industries. Taylor has served on motorcycle safety panels, organized Utah’s Distinguished Gentleman’s Ride and leads many motorcycle rides. Taylor received his Bachelor of Arts in Marketing from Westminster College in 2012 where he was placed on the Dean’s List.

Taylor brings to the board nearly 10 years combined experience in building auto dealerships and powersports dealerships, as well as extensive retail marketing background.

Item 5.01.	Changes in Control of Registrant.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

WECONNECT TECH INTERNATIONAL, INC.
(Registrant)

Dated: November 1, 2021	By:	/s/ Vance Harrison
Vance Harrison Chief Executive Officer, President and Director

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